As filed with the Securities and Exchange Commission on August 10, 2005

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 8, 2005


                      METROMEDIA INTERNATIONAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)

             Delaware                     1-5706                   58-0971455
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(State or other jurisdiction of  (Commission File Number)      (IRS Employer
      incorporation)                                         Identification No.)

   8000 Tower Point Drive, Charlotte, NC                                28227
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  (Address of principal executive offices)                           (Zip Code)

        Registrant's telephone number, including area code:     (704) 321-7380
                                                              ----------------

          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.        Entry into a Material Definitive Agreement.

Indemnification Agreements

         On August 1, 2005, Metromedia International Group, Inc. (the "Company") completed the sale of its entire interest in NWE Capital (Cyprus), Ltd., a company organized under the Companies Law of Cyprus whose sole asset is a 71% interest in PeterStar ZAO, a closed joint stock company organized under the laws of the Russian Federation ("PeterStar"). In connection with the closing of the PeterStar sale, the Buyers requested that Mark S. Hauf, the Chief Executive Officer and Chairman of the Company, and Natasha Alexeeva, the General Counsel and Secretary of the Company, remain on the board of directors of PeterStar until such time as a new board of directors of PeterStar can be duly elected in compliance with Russian law in order to ensure that the quorum requirements necessary for the PeterStar board of directors to conduct business are satisfied. In consideration for Mr. Hauf's and Ms. Alexeeva's agreement to remain on the PeterStar board, PeterStar and one of the PeterStar buyer's agreed to indemnify Mr. Hauf and Ms. Alexeeva (each an "Indemnitee") against litigation (pending or threatened) risks and expenses incurred by each Indemnitee in connection with his or her continued service as a PeterStar director (including as a member of any committee of the PeterStar board of directors).

         On August 9, 2005, the Company's board of directors authorized the Company to enter into an indemnification agreement (each an "Indemnification Agreement") with each Indemnitee pursuant to which the Company agreed to provide a backup indemnity as of August 1, 2005 to the indemnity provided by PeterStar and one of the PeterStar buyer's. The Indemnification Agreements entered into with each of Mr. Hauf and Ms. Alexeeva are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Bonus Award Agreements

         On August 9, 2005, the Company entered into bonus award agreements (each a "Bonus Award Agreement") with each of Harold F. Pyle, III, the Chief Financial Officer and Treasurer of the Company, and B. Dean Elledge, the Chief Accounting Officer of the Company. The Bonus Award Agreements entered into with each of Mr. Pyle and Mr. Elledge are attached hereto as Exhibits 10.3 and 10.4, respectively, and are incorporated herein by reference. The following summary of such Bonus Award Agreement is qualified in its entirety by reference to the applicable Bonus Award Agreement.

         Bonus Award Agreement with Harold F. Pyle, III

         Under the terms of Mr. Pyle's Bonus Award Agreement, he is entitled to the following compensation and benefits:

          o The Company has agreed to pay Mr. Pyle a one-time, lump-sum cash bonus equal to $416,500 (the "Pyle Bonus") as soon as reasonably practicable following the first date as of which both of the following conditions have been satisfied: (x) the Company's annual reports on Form 10-K and quarterly reports on Form 10-Q required to be filed with the Securities and Exchange Commission (the "SEC") prior to such date have been filed and (y) at least 21 calendar days remain prior to the next date that the Company is required to file with the SEC any periodic report on Form 10-K or Form 10-Q (the "Pyle Payment Date"). Notwithstanding the foregoing, if at any time prior to the Pyle Payment Date Mr. Pyle's employment is terminated by the Company without "Cause" (as defined in the employment agreement between Mr. Pyle and the Company, dated as of October 6, 2003 and as amended July 29,
               2005), Mr. Pyle shall be entitled to receive the Pyle Bonus as soon as reasonably practicable following the date of such termination.

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         Bonus Award Agreement with B. Dean Elledge

         Under the terms of Mr. Elledge's Bonus Award Agreement, he is entitled to the following compensation and benefits:

          o The Company has agreed to pay Mr. Elledge a one-time, lump-sum cash bonus equal to $233,000 (the "Elledge Bonus") as soon as reasonably practicable following the first date as of which both of the following conditions have been satisfied: (x) the Company's annual reports on Form 10-K and quarterly reports on Form 10-Q required to be filed with the SEC prior to such date have been filed and (y) at least 21 calendar days remain prior to the next date that the Company is required to file with the SEC any periodic report on Form 10-K or Form 10-Q (the "Elledge Payment Date"). Notwithstanding the foregoing, if at any time prior to the Elledge Payment Date Mr. Elledge's employment is terminated by the Company without "Cause" (as defined in the employment agreement between Mr. Elledge and the Company, dated as of October 6, 2003 and as amended July 29, 2005), Mr. Elledge shall be entitled to receive the Elledge Bonus as soon as reasonably practicable following the date of such termination.

Item 1.02         Termination of a Material Definitive Agreement.

         On August 8, 2005, the Company completed the redemption of all of its outstanding 10 1/2% Senior Notes due 2007 (the "Senior Notes") and terminated the Indenture, dated as of September 30, 1999, between the Company and U.S. Bank National Association (f/k/a U.S. Bank Trust National Association), a national banking association, as trustee (as amended, modified and supplemented from time to time in accordance with its terms). The aggregate redemption price of the Senior Notes, including accrued interest, was approximately $157.7 million.

         The press release announcing this matter is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

                   (c)     Exhibits.

                  10.1 Indemnification Agreement, dated August 1, 2005, by and between Metromedia International Group, Inc. and Mark S. Hauf.

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                  10.2     Indemnification Agreement, dated August 1, 2005, by
                           and between Metromedia International Group, Inc. and Natasha Alexeeva.

                  10.3 Bonus Award Agreement, dated August 9, 2005, by and between Metromedia International Group, Inc. and Harold F. Pyle, III.

                  10.4 Bonus Award Agreement, dated August 9, 2005, by and between Metromedia International Group, Inc. and B. Dean Elledge.

                  99.1 Press Release of Metromedia International Group, Inc., dated August 8, 2005.



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                                    SIGNATURE
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            METROMEDIA INTERNATIONAL GROUP, INC.


                                            By:  /S/ HAROLD F. PYLE, III
                                                 -------------------------------
                                                 Name:  Harold F. Pyle, III
                                                 Title: Executive Vice President
                                                        Finance, Chief Financial
                                                        Officer and Treasurer

Date: August 10, 2005
Charlotte, NC